================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                        -------------------------------
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------

Filed  by  the  Registrant  [ X ]
Filed  by  a  Party  other  than  the  Registrant  [   ]
Check  the  appropriate  box:
[ ]    Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  Sec.  240.14a-12

                            FORSYTH BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[ X ]   No  fee  required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)     Title of each class  of  securities to which transaction applies:

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        2)     Aggregate  number  of  securities  to which transaction applies:

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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
        4)     Proposed maximum aggregate  value  of  transaction:

               -----------------------------------------------------------------
        5)     Total  fee  paid:

               -----------------------------------------------------------------
[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)     Amount  Previously  Paid:

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        2)     Form,  Schedule  or  Registration  Statement  No.:

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        3)     Filing  Party:

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        4)     Date  Filed:

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
                            Forsyth Bancshares, Inc.
                                  P.O. Box 2820
                             Cumming, Georgia 30028
                                  770-886-9500

                                                                  April 22, 2002
TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Forsyth Bancshares, Inc., which will be held at the Cumming-Forsyth County Chamber of Commerce Event Facility on Tuesday, May 21, 2002 at 10:00 a.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2003 and until their successors are elected and qualified; and
(ii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 2001 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

     We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

     If you have any questions about the Proxy Statement or our Annual Report, please contact us.

                                        Sincerely,



                                        James J. Myers
                                        Chairman of the Board

                            FORSYTH BANCSHARES, INC.
                                  P.O. BOX 2820
                             CUMMING, GEORGIA 30028
                                  770-886-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 21, 2002


     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Cumming-Forsyth County Chamber of Commerce Event Facility, located at 212 Kelly Mill Road, Cumming, Georgia 30040 on Tuesday, May 21, 2002, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

     1. To consider and vote upon the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2003 and until their successors have been duly elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 15, 2002, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                                      By Order of the Board of Directors,



                                      TIMOTHY M. PERRY
                                      President and Chief Executive Officer




Cumming,  Georgia
April  22,  2002

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING  AND  VOTE  YOUR  SHARES  IN  PERSON.

                            FORSYTH BANCSHARES, INC.

                          ____________________________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 2002
                          _____________________________


                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2002 Annual Meeting of Shareholders to be held at the Cumming-Forsyth County Chamber of Commerce Event Facility, located at 212 Kelly Mill Road, Cumming, Georgia 30040, on Tuesday, May 21, 2002, and at any postponements or adjournments thereof (the "Annual Meeting").

     The Annual Meeting is being held to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2003 and until their successors are elected and qualified; and (ii) such other matters as may properly come before the Annual Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by the Company.

     The Company's 2001 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 22, 2002.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Company's Board of Directors has fixed April 15, 2002 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 800,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 627 holders of record.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles
R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 17 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one year term which will expire at the Annual Meeting of Shareholders in 2003.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the 17 nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee, other than Timothy M. Perry, has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 22, 2002.

                                  NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS


                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                        OWNED
NAME (AGE)                                         BUSINESS INFORMATION                            (PERCENTAGE)(1)
-----------------------  ------------------------------------------------------------------------  ---------------

Catherine M. Amos        Ms. Amos, a native of Forsyth County, Georgia, has been the President           21,500(2)
(50)                     of Amos Properties, Inc., an owner of commercial real estate properties           (2.69%)
                         since 1989, and the Secretary and Treasurer and co-owner of Amos
                         Plumbing & Electrical Co., Inc., a contracting firm, since 1975.  Ms.
                         Amos is a member of the Lake Lanier Islands Authority as well as a member of several other civic, social and community organizations.
                         Ms. Amos is also a director of the Bank.

Jeffrey S. Bagley        Mr. Bagley, a native of Forsyth County, Georgia, has been a Judge for
(40)                     the Superior Court of Forsyth County since 2000.  Mr. Bagley was a
                         Judge for the State Court of Forsyth County from 1997 until 2000.  Mr.             5,000
                         Bagley was a partner with the law firm of Boling, Rice, Bettis, Bagley                (*)
                         & Martin from 1992 until 1997.  He is a member of the Rotary Club of South Forsyth County as well as several other civic and social organizations.  Mr. Bagley is also a director of the Bank.

Danny M. Bennett         Mr. Bennett, a native of Forsyth County, Georgia, is the President of           10,000(3)
(41)                     GeoCorp Development Co., Inc., a land development company located                 (1.25%)
                         in Cumming, Georgia.  He is also a Vice President and Construction
                         Engineer with Georgia North Contracting, Inc.  Mr. Bennett has been an officer of each of these companies since 1988.  Mr. Bennett is also a director of the Bank.


                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                        OWNED
NAME (AGE)                                         BUSINESS INFORMATION                            (PERCENTAGE)(1)
-----------------------  ------------------------------------------------------------------------  ---------------

Michael P. Bennett       Mr. Bennett is a resident of Forsyth County, Georgia and is on the               9,000(4)
(57)                     Board of Directors for Forsyth County Farm Bureau.  Mr. Bennett is                (1.13%)
                         also the Chief Financial Officer and Secretary of 5 Bennett Farms,
                         Inc. and served on the Forsyth County Commission from 1987 to
                         1994.  Mr. Bennett has been a self-employed farmer since 1975.
                         Mr. Bennett is also a director of the Bank.

Bryan L. Bettis          Mr. Bettis, a native of Forsyth County, Georgia, has been the Vice               5,000(5)
(40)                     President of Midway Building Supply, Inc., in Alpharetta, Georgia,                    (*)
                         since 1978.  Mr. Bettis is also the President of Bettis Construction,
                         Inc., a residential construction company, and a member of the
                         Rotary Club of South Forsyth County.

Talmadge W. Bolton       Mr. Bolton, a native of Forsyth County, Georgia, has been the Chief             10,000(6)
(68)                     Executive Officer of Bolton's Truck Parts, Inc., since 1978.  He is               (1.25%)
                         a member of Lafayette Masonic Lodge No. 44 and a board member of the Forsyth County Department of Family & Children Services
                         and the Forsyth County Zoning Department.  Mr. Bolton is also a director of the Bank.

Thomas L. Bower III      Mr. Bower has been a resident of Gainesville, Georgia for 25 years.               10,000
(50)                     Mr. Bower is the Secretary/Treasurer of Clipper Petroleum, Inc. with              (1.25%)
                         whom he has been associated since 1974, and a partner in B&B
                         Associates, a real estate and convenience store partnership.  Mr.
                         Bower also serves on the Board of Directors for the Hall County
                         Humane Society.

Charles R. Castleberry   Mr. Castleberry, a native of Forsyth County, Georgia, has been                   5,000(7)
(48)                     employed by Progressive Lighting, Inc. as a manager and representative                (*)
                         since 1985.  Mr. Castleberry is a member of the Rotary Club of
                         South Forsyth County, a member and past director of the Cumming
                         Chamber of Commerce, and past Chairman of the Board for the
                         Forsyth County Planning and Development Board.

Charles D. Ingram        Mr. Ingram, a native of Forsyth County, Georgia, has been a co-owner               5,000
(59)                     and President of I & S Investments, Inc. since 1989.  Mr. Ingram                      (*)
                         was formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.  Mr. Ingram is also a director of the Bank.

Herbert A. Lang, Jr.     Mr. Lang is a long-time resident of Forsyth County and has been the               10,000
(50)                     owner of Lang Signs, Inc., a sign manufacturer, since 1973.  He is                (1.25%)
                         a member of the Rotary Club of South Forsyth County.  Mr. Lang is also a director of the Bank.

John P. McGruder         Dr. McGruder is a resident of Cumming, Georgia and has been the co-             10,000(8)
(60)                     owner of Crestview Animal Hospital since 1984.  He is also a member               (1.25%)
                         of the Cumming First United Methodist Church where he serves on the
                         Building Committee.  Dr. McGruder is also a director of the Bank.


                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                        OWNED
NAME (AGE)                                         BUSINESS INFORMATION                            (PERCENTAGE)(1)
-----------------------  ------------------------------------------------------------------------  ---------------

James J. Myers           Mr. Myers is a resident of Forsyth County, Georgia and has been the              7,500(9)
(52)                     owner of James J. Myers, CPA, PC since 1991.  Mr. Myers has been                      (*)
                         a CPA since 1976 and is a member of the Cumming Forsyth
                         Optimist Club and Leadership Forsyth.  Mr. Myers is Chairman of
                         the Company's Board of Directors and also Chairman of the Board of the Directors of the Bank.

Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company.          2,000(14)
(40)                     He is a native of Cumming, Georgia and has been an officer of the Bank                (*)
                         since its inception. Mr. Perry currently serves as Chairman-Elect to the
                         Cumming-Forsyth County Chamber of Commerce Board of Directors,
                         serves on the Forsyth County Board of Ethics, the Board of Directors
                         of the Georgia Mountain Regional Development Center, Past President
                         of the Rotary Club of Forsyth County, Past President of the Lanier/400
                         Bulldog Club, Past Treasurer of the United Way of Forsyth County,
                         Past Trustee of Gainesville College and currently serves on the Finance
                         Committee of the Cumming First United Methodist Church.  Mr. Perry
                         also serves as a director of the Bank.

Danny L. Reid            Mr. Reid, a native of Forsyth County, Georgia, has been a co-owner             10,000(10)
(49)                     of Reid & Reid Grading and Pipeline, Inc., a grading contractor and               (1.25%)
                         developer, since 1982.  Mr. Reid is also a director of the Bank.

Charles R. Smith         Mr. Smith is a resident of Forsyth County and has presided as a Judge          25,000(11)
(73)                     of the Municipal Court of Cumming, Georgia, since 1992.  Mr. Smith                (3.13%)
                         is a retired former partner of Smith & Smith, Attorneys at Law, with whom he was a partner since 1956.  He was an organizer, director and former Chairman of the Board of The Peoples Bank of Forsyth County.
                         Mr. Smith is also a director of the Bank.

Wyatt L. Willingham      Mr. Willingham is a resident of Cumming, Georgia and is the Vice                7,500(12)
(49)                     President and General Manager of North Georgia Fast Foods, Inc., with                 (*)
                         which he has been associated since 1973.  Mr. Willingham is a member of the Mount Zion Lodge and the Yaarab Temple.  Mr. Willingham is
                         also a director of the Bank.

Jerry M. Wood            Mr. Wood is a long-time resident of Forsyth County and is the former            5,000(13)
(53)                     President and owner of Wood Ace Hardware Company.  Mr. Wood                           (*)
                         is a founding member of the Rotary Club of South Forsyth County and has served as Chairman of Finance, Chairman of the Trustees, and
                         Secretary of the Building Committee of the Midway United Methodist
                         Church.


                                                   EXECUTIVE OFFICERS

                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                        OWNED
NAME (AGE)                                         BUSINESS INFORMATION                            (PERCENTAGE)(1)
-----------------------  ------------------------------------------------------------------------  ---------------

Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company.          2,000(14)
(40)                     He is a native of Cumming, Georgia and has been an officer of the Bank                (*)
                         since its inception. Mr. Perry currently serves as Chairman-Elect to the
                         Cumming-Forsyth County Chamber of Commerce Board of Directors,
                         serves on the Forsyth County Board of Ethics, the Board of Directors
                         of the Georgia Mountain Regional Development Center, Past President
                         of the Rotary Club of Forsyth County, Past President of the Lanier/400
                         Bulldog Club, Past Treasurer of the United Way of Forsyth County,
                         Past Trustee of Gainesville College and currently serves on the Finance
                         Committee of the Cumming First United Methodist Church.  Mr. Perry
                         also serves as a director of the Bank.

Deborah F. McLeod        Mrs. McLeod is the Senior Vice President, Chief Financial Officer,                   -0-
(42)                     Secretary and Treasurer of the Company.  She is a resident of                         (*)
                         Dahlonega, Georgia and has over 11 years experience in banking in the State of Georgia.  Mrs. McLeod joined the Company in December of 2001.  She previously served as Senior Vice President of Accounting and Operations for Century South Banks, Inc.

DIRECTORS AND OFFICERS AS A GROUP (18 PERSONS)                                                            157,500
                                                                                                          (19.69%)

--------------------
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2) Includes 11,500 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power; 1500
     Shares owned as custodian for Mrs. Amos' children under the Georgia Transfer to Minors Act, as to which Shares Mrs. Amos may be deemed to share voting and investment power.

(3) Includes 5,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power.

(4) Includes 1,500 Shares that are owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power; 1500 Shares owned jointly with Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power.

(5) All 5,000 Shares are owned jointly with Mr. Bettis' business partner, and Mr. Bettis may be deemed to share voting and investment power.

(6) All 10,000 Shares are held by the trustee for the Talmadge W. Bolton Living Trust.

(7) All 5,000 Shares are owned jointly with Mr. Castleberry's wife, and Mr. Castleberry may be deemed to share voting and investment power.

(8) All 10,000 Shares are owned jointly with Mr. McGruder's wife, and Mr. McGruder may be deemed to share voting and investment power.

(9)  Includes  2,500  Shares  held  by  the  trustee  for  the IRA of Mr. Myers.

(10) Includes 5,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.

(11) All 25,000 Shares are owned by Mr. Smith beneficially through C&E Family Partnership, and Mr. Smith may be deemed to share voting and investment power.

(12) Includes 5,000 Shares owned jointly with Mr. Willingham's wife, as to which Shares Mr. Willingham may be deemed to share voting and investment power.

(13) Includes 2,000 Shares owned jointly with Mr. Wood's wife and 500 Shares owned jointly with Mr. Wood's daughter, as to which Shares Mr. Wood may be deemed to share voting and investment power.

(14) Includes 1,000 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power.

(*)  Less  than  one  percent.

     None of the members of the Board of Directors are related, except that John
P.  McGruder's  wife  is  a  first  cousin  to  Catherine  M.  Amos.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     During 2000, the Board of Directors of the Company conducted its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Asset/Liability Committee, Loan Committee and Personnel Committee. However, beginning in 2001 all of the activities formerly performed by the various committees were consolidated with the formation of a single Executive Committee as described below. During 2001, the full Board of Directors held five (5) meetings and the Executive Committee held forty-nine (49) meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he (or she) is a member.

     Effective for 2001, all of the joint committees described in the preceding paragraph were consolidated into a single Executive Committee, which consisted of the following persons: Catherine M. Amos, Jeffrey S. Bagley, Charles D. Ingram, Herbert A. Lang, Jr., James J. Myers and Timothy M. Perry. These individuals will continue to be members of the Executive Committee for 2002. The following descriptions of the respective functions of the Executive Committee's functions are applicable to the Company's operations during 2001.

     The Executive Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. With the exception of Timothy M. Perry, all of the members of the Executive Committee are "independent" within the meaning of Rule 4200(14) of the National Association of Securities Dealers' listing standards.

     The Executive Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2001 with management. The Executive Committee has discussed with the independent auditors the matters required to be discussed by Statement of Audit Standards No. 61 (Codifications of Statements on Auditing Standards, AU Sec.380), Communications with Audit Committees, as amended. The Executive Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the

Executive Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

     The Executive Committee is also responsible for performing the following duties: (i) ensuring that guidelines provided by them regarding the Company's investment policy are carried out by management; (ii) ensuring that policy and regulation guidelines are adhered to by lending personnel, and reviewing any loans in excess of the lending limits for lending personnel; and (iii) setting the compensation and benefits of the executive officers and other employees of the Company and the Bank.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2002" below.

DIRECTOR  COMPENSATION

     During 2001, directors, who are not employees of the Company or the Bank, received compensation. Directors received $650 for each monthly Bank Board of Directors meeting attended and Directors who are members of the Executive Committee received $50 for each Committee meeting attended. During 2001, the Chairman of the Board of Directors received $650 for each monthly Bank Board of Directors meeting attended, and received $75 for each Executive Committee meeting attended. No compensation is paid to directors of the Company with respect to Company Board of Directors meetings. The compensation will remain the same for 2002.

COMMON  STOCK  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     As of March 22, 2002, the 18 directors and executive officers of the Company beneficially owned 157,500 shares or 19.69% of the Common Stock of the Company. The Company is unaware of any person that beneficially owns more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 22, 2002 by each of the Company's directors, director nominees and executive officers, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  OF  EXECUTIVE  OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). The following table summarizes by various categories, for the fiscal years ended December 31, 2001, 2000 and 1999, the total compensation paid by the Company to its Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL  COMPENSATION(1)
                               -----------------------
                                                             ALL OTHER
NAME AND POSITION              YEAR    SALARY      BONUS  COMPENSATION(2)
-----------------------------  ----  ----------    -----  ---------------
Timothy M. Perry               2001    112,500     5,000              180
     President and             2000    102,500     3,000               14
     Chief Executive Officer   1999     94,567(3)  5,000              112

Jimmy S. Fagan                 2001     71,033         0              891
     Executive Vice President  2000    108,900(4)  2,500              111
     Executive Vice President  1999    108,900(4)  1,000            1,592


--------------------
(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
(2) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in each year.
(3) Includes $21,423 representing the estimated fair market value of an automobile transferred by the Bank to Mr. Perry during 1999.
(4) Includes $11,400 of compensation earned in each of 2000 and 1999, which was deferred by Mr. Fagan in accordance with his Executive Deferred Compensation Agreement. Mr. Fagan retired on September 15, 2001. Mr. Fagan is taking disbursements from his deferred compensation arrangement of $1,000 per month. The first such payment was made on February 13, 2002.

BANK  401(K)  PLAN

     The Bank established, effective January 1, 1998, a qualified salary plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 2001, the Bank began making matching contributions at a rate of $1.00 for each pre-tax dollar of contributions that a participant makes, up to 3% of the participant's total compensation. The Company made matching contributions totaling $9,368 during 2001. Participants are immediately 100% vested in their Basic and Supplemental Contributions and there is a five year vesting schedule with respect to any contributions made by the Company.

EXECUTIVE  DEFERRED  COMPENSATION  AGREEMENTS

     The Bank entered into a deferred compensation agreement with one of its executive officers, Jimmy S. Fagan, under which the Bank agreed to set aside, or place in a special trust, the amount of $11,400 for each full year that Mr. Fagan was employed with the Bank. The Bank was not required to invest such amounts but, if the Bank elected to make such investments, any earnings would inure to the employee's benefit. Amounts of compensation deferred pursuant to this deferred compensation agreement are included in Mr. Fagan's salary as disclosed in the Summary Compensation Table in the year such compensation is earned. Mr. Fagan retired from active employment with the Bank on September 15, 2001. He elected to receive deferred compensation payments from this arrangement in installments of $1,000 per month commencing on February 13, 2002.

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 2001, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $4,537,000, which represented 59% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $1,939,000 at December 31, 2001.

     None of the Bank's loans outstanding at any time during or subsequent to 2001 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Sec. 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Sec. 16(a) filing requirements applicable to directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and regular employees of the Company may solicit personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 2001. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2003

     Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2003 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC, including Rule 14a-8. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 31, 2002 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2003 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Deborah F. McLeod, 501 Tri-County Plaza, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director nomination at least 14 days before the date of the meeting or 5 days before the date on which notice of the meeting is given, whichever is later; (ii) the nominee's name, age, business and residence addresses, principal business or occupation during the past 5 years, any affiliation with or material interest in the Company or any transaction involving the Company, and affiliation with or interest in any person or entity having an interest materially adverse to the Company; and (iii) a sworn or certified statement by the shareholder that indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                  OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, Attention:
Deborah  F.  McLeod,  Secretary  of  the  Company.

                                        By Order of the Board of Directors,



                                        TIMOTHY  M.  PERRY
                                        President and Chief Executive Officer


Cumming, Georgia
April 22, 2002

                                      PROXY
                            FORSYTH BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Timothy M. Perry and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at the Cumming-Forsyth County Chamber of Commerce Event Facility on May 21, 2002 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1.   ELECTION OF DIRECTORS
      FOR ALL NOMINEES FOR DIRECTOR LISTED BELOW.         WITHHOLD AUTHORITY
      (except as marked to the contrary below)            (to vote for all
                                                          nominees listed)

Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood

     To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


--------------------------------------------------------------------------------
                     (Continued and to be signed on reverse)

2. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     AUTHORIZED                NOT AUTHORIZED

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                           Dated _________________________, 2002

                                           _____________________________________

                                           _____________________________________
                                              Signature(s) of Shareholder(s)

     Please date and sign this proxy exactly as the names appear hereon. In the case of joint tenants, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE